UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

REPLIGEN CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street
Waltham, Massachusetts		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 250-0111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGEN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described under Item 5.07 of this Current Report on Form 8-K (this “Form 8-K”), at the 2025 Annual Meeting (as defined below) of Repligen Corporation (the “Company”), and upon the recommendation of the Board of Directors of the Company (the “Board”), the Company’s stockholders approved a Certificate of Amendment to the Company’s Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law (the “Certificate of Amendment”). The Certificate of Amendment was previously approved by the Board, subject to approval by the Company’s stockholders. The Certificate of Amendment became effective upon the filing of the Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware on May 15, 2025.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on May 15, 2025. Proxies were solicited pursuant to the Company’s proxy statement filed on April 4, 2025 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Proxy Statement”). The number of shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), entitled to vote at the Annual Meeting was 56,179,127. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 53,340,711, representing 94.94% of the total number of shares of Common Stock entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s shareholders at the Annual Meeting.

At the Annual Meeting, the Company’s shareholders were asked to vote on the following matters:

i.
to elect the ten (10) directors identified in the Proxy Statement;
ii.
to consider and ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
iii.
to consider and act upon a non-binding, advisory vote to approve the compensation of the Company’s named executive officers; and
iv.
to approve an amendment to the Company’s Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by Delaware law.

The voting results reported below are final.

Proposal 1 - Election of the Board of Directors

Olivier Loeillot, Tony J. Hunt, Karen A. Dawes, Nicolas M. Barthelemy, Carrie Eglinton Manner, Konstantin Konstantinov, Ph.D., Martin Madaus, D.V.M., Ph.D., Rohin Mhatre, Ph.D., Glenn P. Muir, and Margaret A. Pax were duly elected to the Board. The results of the election were as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Olivier Loeillot	50,665,012	488,832	46,575	2,140,292
Tony J. Hunt	49,510,906	1,642,358	47,155	2,140,292
Karen A. Dawes	49,379,161	1,776,994	44,264	2,140,292
Nicolas M. Barthelemy	49,965,610	1,189,197	45,612	2,140,292
Carrie Eglinton Manner	50,085,610	1,071,533	43,276	2,140,292
Konstantin Konstantinov, Ph.D.	49,457,080	1,697,371	45,968	2,140,292
Martin Madaus, D.V.M., Ph.D.	45,598,277	5,555,976	46,166	2,140,292
Rohin Mhatre, Ph.D.	50,755,068	400,751	44,600	2,140,292
Glenn P. Muir	48,450,854	2,703,499	46,066	2,140,292
Margaret A. Pax	50,512,038	615,769	72,612	2,140,292

Proposal 2 - Ratify the Appointment of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified. The results of the ratification were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Number	52,671,543	639,100	30,068	0

Proposal 3 - Advisory Vote on Compensation of the Named Executive Officers

The compensation paid to the Company’s named executive officers was approved on an advisory basis. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Number	49,435,575	1,720,490	44,354	2,140,292

Proposal 4 - Approval of an amendment to the Company's Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by Delaware law

The Company’s stockholders approved the Certificate of Amendment, as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Number	45,256,137	5,903,815	40,467	2,140,292

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to the Certificate of Incorporation of Repligen Corporation

104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Date:	May 15, 2025	By:	/s/ Olivier Loeillot
Olivier Loeillot
President and Chief Executive Officer